Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Real Estate Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Summary Prospectus dated May 1, 2015, as supplemented and amended to date

Effective immediately, Pyramis Global Advisors, LLC, subadviser for the Portfolio, changed its name to “FIAM LLC,” and any and all references to the subadviser shall refer to FIAM LLC. FIAM LLC and its group of affiliates managed approximately $209.6 billion in assets worldwide as of September 30, 2015. FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”).

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.